UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 20, 2003


                                   AGWAY INC.
                                   ----------
             (Exact name of registrant as specified in its charter)


Delaware                         2-22791                              15-0277720
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission                          (IRS Employer
of incorporation)             File Number)                   Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568







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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE



On August 20, 2003, CPG Nutrients (the "Company"), a division of Agway, Inc., voluntarily withdrew Optigen(R) 1200 Controlled Release Nitrogen ("Optigen"), its only product, from the market. The Company maintains that Optigen is "generally recognized as safe" (GRAS) within the meaning of the Federal Food, Drug and Cosmetic Act, is safe for feeding to dairy cows, and may be marketed in accordance with that Act without FDA approval as a food additive. The Food and Drug Administration's Center for Veterinary Medicine (CVM), however, has informed the Company that submission and approval of a food additive petition is necessary before Optigen can be marketed. The Company will continue to seek the cooperation of CVM in confirming a suitable regulatory status so that the Company, or a future owner of CPG Nutrients, may re-introduce Optigen at the earliest possible time. However, in view of CVM's position, the uncertainty regarding the time frame in which these differences of opinion will be resolved, and the current financial situation of Agway, CPG determined that it was appropriate at this time to withdraw Optigen from the market. CVM has not notified the Company with respect to CVM's acceptance of the Company's voluntary withdrawal plan or any potential future actions that may be taken by CVM. The withdrawal of Optigen is not expected to have a material effect on the consolidated operations of Agway Inc. In connection with this withdrawal, CPG has laid off 13 of 20 CPG employees at the Kittanning, Pennsylvania, plant. A copy of the Company's letter dated August 22, 2003 to Optigen distributors is attached as an exhibit to this filing and is incorporated herein by reference.











CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
--

99       Company's letter dated August 22, 2003 to Optigen distributors





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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AGWAY INC.
                                         (Registrant)



Date       September 5, 2003             By       /s/ PETER J. O'NEILL
       ------------------------------      -------------------------------------
                                                     Peter J. O'Neill
                                                    Senior Vice President
                                                    Finance & Control
                                               (Principal Financial Officer and
                                                  Chief Accounting Officer)














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